CAPITAL STOCK	9 Months Ended
Dec. 31, 2022
Capital Stock
CAPITAL STOCK

NOTE 14. CAPITAL STOCK

(a)	Authorized ordinary shares: Unlimited number of Portage ordinary shares without par value.
(b)	The following is a roll-forward of Portage ordinary shares for the nine months ended December 31, 2022 and 2021:

	Nine Months Ended December 31,
	2022		2021
	Ordinary Shares	Amount	Ordinary Shares	Amount
	In 000’	In 000’$	In 000’	In 000’$
Balance, beginning of period	13,349	$158,324	12,084	$130,649
Shares issued in Tarus acquisition	2,426	17,200	–	–
Shares issued in iOx exchange	1,070	9,737	–	–
Excess of non-controlling interest acquired over consideration – iOx	–	29,609	–	–
Shares issued to Lincoln for commitment fee under Committed Purchase Agreement	94	900	–	–
Shares issued under public offering and ATM, net of issue costs	88	586	1,241	27,216
Purchase of shares issued under Committed Purchase Agreement, net of issue costs	30	184	–	–
Shares issued or accrued for services	13	90	4	90
Warrants exercised	–	–	16	339
Balance, end of period	17,070	$216,630	13,345	$158,294

On June 16, 2020, the Company completed a private placement of 698,145 restricted ordinary shares at a price of $10.00 per share for gross proceeds of $6.98 million to accredited investors. Directors of the Company subscribed for 215,000 shares, or approximately 30.8% of the private placement, for proceeds of $2.15 million. The Company incurred costs of approximately $0.25 million in connection with the offering, which was treated as contra-equity on the Company’s balance sheet.

During the quarter ended June 30, 2021, the Company commenced an “at the market” offering, under which it sold 90,888 ordinary shares generating gross proceeds of approximately $2.6 million ($2.5 million, net of commissions).

On June 24, 2021, the Company completed a firm commitment underwritten public offering of 1,150,000 ordinary shares at a public offering price of $23.00 per share for gross proceeds of approximately $26.5 million and was settled June 28, 2021. The Company incurred aggregate offering expenses for the public offering of approximately $1.8 million, including approximately $1.6 million of management, underwriting and selling expenses.

The Company has issued 2,425,999 ordinary shares in connection with the acquisition of Tarus Therapeutics, Inc. and in connection with the Tarus Therapeutics, Inc.’s acquisition we may issue additional ordinary shares. See Note 8, “Acquisition of Tarus,” for a further discussion.

On July 18, 2022, the Company completed the iOx Share Exchange Agreement under which it exchanged 1,070,000 ordinary shares for the remaining minority interest of 21.68% of iOx. See Note 18, “Related Party Transactions – Share Exchange Agreement – iOx,” for a further discussion.

Additionally, on August 19, 2022, the Company issued 94,508 ordinary shares to Lincoln in consideration for entering into the $30 million Committed Purchase Agreement. See Note 17, “Commitments and Contingent Liabilities – Committed Purchase Agreement,” for a further discussion.

In October 2022, the Company restarted the ATM and commenced sales of ordinary shares pursuant to the Sales Agreement. Through December 31, 2022, the Company sold 88,072 ordinary shares under the ATM, generating net proceeds of approximately $0.6 million and sold 30,000 ordinary shares to Lincoln under the Committed Purchase Agreement for net proceeds totaling approximately $0.2 million.